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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 17, 2004


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-12387                 76-0515284
(State or other jurisdiction         (Commission           (I.R.S. Employer of
      of incorporation               File Number)             Incorporation
      or organization)                                      Identification No.)

               500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS 60045
               (Address of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: (847) 482-5000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 17, 2004, Tenneco Automotive Inc. announced the appointment of James Perkins as vice president and controller, which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        Exhibit No.     Description
        -----------     -----------

        99.1            Press release dated February 17, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TENNECO AUTOMOTIVE INC.


Date:    February 17, 2004                       By:  /s/ Kenneth R. Trammell
                                                   --------------------------
                                                   Kenneth R. Trammell
                                                   Senior Vice President and
                                                   Chief Financial Officer